UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 30, 2008

Desert Capital REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

0-51344	20-0495883
(Commission File Number)	(IRS Employer Identification No.)

1291 Galleria Drive, Suite 200, Henderson, Nevada	89014
(Address of Principal Executive Offices)	(Zip Code)

(800) 419-2855
(Registrant's Telephone Number, Including Area Code)

NONE.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

On December 30, 2008, all stockholders of Desert Capital REIT will be mailed an overview of the stockholder meeting held on December 16, 2008, a copy of which is furnished as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits.

(d)  Exhibits.
99.1	Stockholder Letter dated December 30, 2008.

In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K under Item 7.01 (Regulation FD Disclosure) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 30, 2008

                                                                                                                                             DESERT CAPITAL REIT, INC.
                                                                                                                                             By:  /s/  Todd B. Parriott
                                                                                                                                             Todd B. Parriott
                                                                                                                                             Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Title
99.1	Stockholder Letter dated December 30, 2008